UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2023

___________________________

EBET, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-40334	85-3201309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 411-2726

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EBET	The NASDAQ Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On February 2, 2023, EBET, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreements”) with several institutional and accredited investors to issue, in an offering (the “February Offering”): (i) 6,372,530 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) warrants to purchase up to an aggregate of 6,372,530 shares of Common Stock (the “Warrants”). The combined purchase price of one share of Common Stock and accompanying Warrant is $1.02.

Subject to certain ownership limitations, the Warrants are exercisable commencing six months after issuance. Each Warrant is exercisable into one share of Common Stock at a price per share of $1.02 (as adjusted from time to time in accordance with the terms thereof) and will expire five and one-half years from the issuance date.

The closing of the sales of these securities under the Purchase Agreements is expected to occur on or before February 6, 2023, subject to the satisfaction of customary closing conditions.

The gross proceeds to the Company from the offering are expected to be approximately $6.5 million, before deducting fees and other offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants. The Company intends to use the net proceeds from the February Offering for general corporate purposes.

The offering of the Shares was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-265538), which was declared effective by the Securities and Exchange Commission on June 22, 2022.

The Warrants and the shares of Common Stock issuable upon exercise of the Warrants are being sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 of Regulation D promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws. The Company has agreed to file a registration statement with the SEC registering the resale of the Warrant Shares as soon as practicable (and in any event within 45 calendar days of the date of the Purchase Agreements).

On February 2, 2022, the Company entered into a Placement Agent Agreement (the “Placement Agent Agreement”) with WestPark Capital, Inc. (the “WestPark”), pursuant to which the Company has agreed to pay WestPark an aggregate fee equal to 7.0% of the gross proceeds received by the Company from the sale of the securities in the transaction. In addition, the Company agreed to pay to WestPark on the Closing Date a cash fee equal to 1.0% of gross proceeds received by the Company from the sale of the securities in the transaction for non-accountable expenses. The Company will also pay WestPark up to $50,000 of fees and other expenses.

The representations, warranties and covenants contained in the Purchase Agreements and Placement Agent Agreement were made solely for the benefit of the parties to the Purchase Agreements and Placement Agent Agreement. In addition, such representations, warranties and covenants: (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and Placement Agent Agreement, respectively, and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the form Purchase Agreement and Placement Agent Agreement are filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and Placement Agent Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The forms of the Purchase Agreement, the Warrant, and the Placement Agent Agreement are filed as Exhibits 10.1, 4.1, and 10.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Warrants and the shares of Common Stock issuable thereunder is hereby incorporated by reference into this Item 3.02.

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Item 8.01.	Other Events.

On November 29, 2021, the Company issued 37,700 shares of its Series A Convertible Preferred Stock (the “Preferred Stock”) for a purchase price of $1,000.00 per share (“November Placement”). In connection with the issuance of the Preferred Stock in the November Placement, the Company issued the investors warrants to purchase an aggregate of 2,019,672 of the shares of Common Stock (the “November Warrants”). The current exercise price of the November Warrants is $5.00 per share, provided that the exercise price is subject to anti-dilution protection upon any subsequent transaction at a price lower than the exercise price then in effect. In connection with February Offering described in Item 1.01 above, the exercise price of the November Warrants will be adjusted to $1.02 per share. No adjustments will be made to the number of shares underlying the November Warrants.

In November 2021, in connection with the issuance of certain debt, the Company issued the lender a warrant (the “Lender Warrant”) currently to purchase 1,654,538 shares of Common Stock at an exercise price of $23.69 per share expiring on the earlier to occur of (i) five years following the issue date or (ii) the second anniversary of the satisfaction of all obligations of the Company under the Credit Agreement. The exercise price of the Lender Warrant is subject to “weighted-average” anti-dilution protection for issuances below the exercise price, and the number of shares underlying the Lender Warrant shall also be adjusted for issuances to which the “weighted-average” anti-dilution protection applies. Upon the closing of the February Offering described in Item 1.01 above, the exercise price of the Lender Warrant will become $16.95 and the number of shares underlying the Lender Warrant shall become 2,312,449.

On June 7, 2022, the Company entered into a Securities Purchase Agreement (the “June Agreement”) with several institutional and accredited investors to issue, in a private placement priced, shares of Common Stock and warrants. The June Agreement provided that the investors be entitled to a right of participation in future offerings. On February 1, 2023, the June Agreement was amended to delete such right of participation.

On February 2, 2023, the Company issued a press release announcing the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Common Warrant
5.1	Opinion of ArentFox For Schiff, LLP
10.1	Form of Securities Purchase Agreement
10.2	Placement Agent Agreement between the Company and WestPark
99.1	Press release dated February 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBET, INC.
Date: February 2, 2023
By: /s/ Matthew Lourie
Matthew Lourie
Chief Financial Officer

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